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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2002


                        Mattress Discounters Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-95945              52-1710722
----------------------------    ---------------        ----------------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)            File Number)         Identification No.)


          9822 Fallard Court
          Upper Marlboro, MD                                20772
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(Address of Principal Executive Offices)                  (Zip Code)


               Registrant's telephone number, including area code

                                 (301) 856-6755


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                              Item 5. Other Events.

     Mattress Discounters Corporation (the "Company") filed a voluntary petition with the U.S. Bankruptcy Court for the District of Maryland (Greenbelt Division) (the "Bankruptcy Court") for reorganization under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11") on October 23, 2002. Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company plans to file such monthly operating reports under cover of Form 8-K in lieu of filing quarterly reports on Form 10-Q or Annual Reports on Form 10-K. The Company plans to file its first monthly operating report on or about December 15, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2002                    MATTRESS DISCOUNTERS CORPORATION


                                            By:  /s/ Rick Frier
                                                 ----------------------
                                            Name:  Rick Frier
                                            Title: Chief Financial Officer


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